UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K
_______________
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2011
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)
_____________

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant’s telephone number, including area code)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

BB&T Corporation (the “Corporation” or “BB&T”) held its Annual Meeting of Shareholders on April 26, 2011, to consider and vote on the matters listed below. A total of 562,363,925 of the Corporation’s shares of common stock were present or represented by proxy at the meeting. This represented approximately 81% of the Corporation’s 695,941,310 shares of common stock that were outstanding and entitled to vote at the meeting.

Proposal 1: Election of Directors

The individuals named below were elected to serve as directors of the Corporation for a one-year term expiring at the 2012 Annual Meeting of Shareholders:

Name	Votes FOR	Votes WITHHELD
John A. Allison IV	450,093,224	10,824,795
Jennifer S. Banner	453,143,690	7,774,329
K. David Boyer, Jr.	453,062,599	7,855,420
Anna R. Cablik	448,337,933	12,580,086
Ronald E. Deal	429,483,637	31,434,382
J. Littleton Glover, Jr.	317,553,817	143,364,202
Jane P. Helm	446,851,157	14,066,862
John P. Howe III, M.D.	453,133,771	7,784,248
Kelly S. King	442,332,646	18,585,373
Valeria Lynch Lee	450,971,406	9,946,613
J. Holmes Morrison	452,434,590	8,483,429
Nido R. Qubein	429,238,101	31,679,918
Thomas E. Skains	448,238,406	12,679,613
Thomas N. Thompson	453,887,646	7,030,373
Stephen T. Williams	411,071,709	49,846,310

There were 101,445,906 broker non-votes with respect to each director.

Proposal 2: Re-approval of BB&T’s Short-Term Incentive Plan

Shareholders re-approved the Corporation’s Short-Term Incentive Plan, as described in the Corporation’s proxy statement.

Votes FOR	Votes AGAINST	Abstentions
374,161,159	84,110,987	2,645,873

There were 101,445,906 broker non-votes with respect to this proposal.

Proposal 3: Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2011.

Votes FOR	Votes AGAINST	Abstentions
552,296,973	8,580,558	1,486,394

There were no broker non-votes with respect to this proposal.

Proposal 4: Advisory Vote Regarding BB&T’s Overall Pay-For-Performance Executive Compensation Program

Shareholders approved BB&T’s overall pay-for-performance executive compensation program, as described in the Corporation’s annual proxy statement.

Votes FOR	Votes AGAINST	Abstentions
433,741,372	20,002,188	7,174,459

There were 101,445,906 broker non-votes with respect to this proposal.

Proposal 5: Advisory Vote on Frequency of Say on Pay Votes

Shareholders approved the Board of Director’s recommendation and voted to have an advisory vote on BB&T's executive compensation program every year.

Every Year	Every Two Years	Every Three Years	Abstentions
385,513,180	3,876,301	66,237,127	5,291,411

There were 101,445,906 broker non-votes with respect to this proposal.

Proposal 6: Shareholder Proposal regarding BB&T’s political contributions and related policies and procedures

Shareholders supported the Board of Directors’ recommendation, rejecting a shareholder proposal requesting reports with respect to BB&T’s political contributions and related policies and procedures.

Votes FOR	Votes AGAINST	Abstentions
128,654,070	269,626,548	62,637,401

There were 101,445,906 broker non-votes with respect to this proposal.

Proposal 7: Shareholder Proposal regarding majority voting in director elections

Shareholders supported the shareholder proposal requesting that the Board of Directors initiate the appropriate process to amend the Corporation’s articles of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections.

Votes FOR	Votes AGAINST	Abstentions
264,332,113	191,655,786	4,930,120

There were 101,445,906 broker non-votes with respect to this proposal.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/Cynthia B. Powell
Name: Cynthia B. Powell
Title:	Executive Vice President and
Corporate Controller (Principal Accounting Officer)

Date: April 29, 2011